SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 31, 2005

99¢ ONLY STORES
(Exact Name of Registrant as Specified in Charter)

California	1-11735	95-2411605
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4000 East Union Pacific Avenue
City of Commerce, California	90023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (323) 980-8145

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On November 4, 2005, 99¢ Only Stores (the “Company”) issued a press release announcing its preliminary financial results for the quarters ended March 31 and June 30, 2005. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference. In the issued press release, the explanation in the fourth line of the “Gross Profit” section under “Three Months Ended March 31, 2005 (Preliminary and Unreviewed) Compared to Three Months Ended March 31, 2004,” in the sixth line of the “Gross Profit” section under “Three Months Ended June 30, 2005 (Preliminary and Unreviewed) Compared to Three Months Ended June 30, 2004,” and in the sixth line of the “Gross Profit” section under “Six Months Ended June 30, 2005 (Preliminary and Unreviewed) Compared to Six Months Ended June 30, 2004,” that the increase in product cost for retail in each such period was “primarily due to a shift in the sales mix to more grocery items” should have said this increase was “primarily due to product cost changes and a shift in the sales mix to more grocery items.” This change has been made in the press release attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 (with the exception of the three paragraphs immediately following the heading “Update on Auditor and Chief Financial Officer Search”), shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such a filing.

Item 4.01.	Changes in Registrant’s Certifying Accountant.

On October 31, 2005, the Audit Committee of the Board of Directors of the Company engaged BDO Seidman, LLP to serve as the Company's independent registered public accounting firm for the current fiscal year.

During the Company's two most recent fiscal years ended December 31, 2003 and December 31, 2004 and from January 1, 2005 up to the date of such engagement, the Company did not consult BDO Seidman, LLP with respect to the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events described in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit No.	Description

99.1	Press release dated November 4, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

99¢ ONLY STORES

Date:	November 4, 2005	By:	/S/ ERIC SCHIFFER

Eric Schiffer
Chief Executive Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release dated November 4, 2005